Exhibit 99.1

Execution Copy

ACAR LEASING LTD.,

as the Titling Trust,

AMERICREDIT FINANCIAL SERVICES, INC.,

as Servicer,

APGO TRUST, as Settlor,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Backup Servicer, Collateral Agent and Indenture Trustee

2011-A SERVICING SUPPLEMENT

Dated as of January 31, 2011

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Section 3.09.	Table of Contents and Headings	18
Section 3.10.	Counterparts	18
Section 3.11.	Further Assurances	18
Section 3.12.	Third-Party Beneficiaries	18
Section 3.13.	No Petition	18
Section 3.14.	Limitation of Liability	18

EXHIBITS

Exhibit A – Form of Servicer Report	A-1

Exhibit B – Agreed Upon Procedures	B-1

Exhibit C – Form of Officer’s Certificate	C-1

Exhibit D – Customary Servicing Practices	D-1

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This 2011-A SERVICING SUPPLEMENT, dated as of January 31, 2011 (as amended, restated, supplemented or otherwise modified, this “2011-A Servicing Supplement”), is among ACAR Leasing Ltd., a Delaware statutory trust (the “Titling Trust”), AmeriCredit Financial Services, Inc., a Delaware corporation (“AmeriCredit”), as servicer (in such capacity, the “Servicer”), APGO Trust (“APGO”), a Delaware statutory trust, as settlor of the Titling Trust (in such capacity, the “Settlor”), and Wells Fargo Bank, National Association (“Wells Fargo”), a national banking association, as backup servicer (in such capacity, the “Backup Servicer”), collateral agent (in such capacity, the “Collateral Agent”) and indenture trustee (the “Indenture Trustee”).

RECITALS

WHEREAS, pursuant to an Amended and Restated Trust Agreement, dated as of January 31, 2011 (the “Titling Trust Agreement”), by and between the Settlor and Wilmington Trust Company, as Owner Trustee, Administrative Trustee and Delaware Trustee, the Titling Trust was created to, among other things, take assignments and conveyances of and hold in trust various assets (the “Trust Assets”);

WHEREAS, the Titling Trust, the Servicer, the Settlor and the Collateral Agent, have entered into an Amended and Restated Servicing Agreement, dated as of January 31, 2011 (the “Basic Servicing Agreement”), which provides for, among other things, the servicing of the Trust Assets by the Servicer; and

WHEREAS, the parties hereto acknowledge that in connection with the execution of a 2011-A Exchange Note Supplement, dated as of January 31, 2011 (the “2011-A Exchange Note Supplement”) to the Credit and Security Agreement, dated as of January 31, 2011 (the “Credit and Security Agreement”), each by and among the Titling Trust, as borrower, AmeriCredit, as lender and Servicer, and Wells Fargo, as Administrative Agent and Collateral Agent, pursuant to which an Exchange Note (the “2011-A Exchange Note”) will be created, it is necessary and desirable to enter into a supplement to the Basic Servicing Agreement to provide for, among other things, the servicing of the Trust Assets allocated from time to time to the 2011-A Designated Pool by the Servicer.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETIVE PROVISIONS

Section 1.01. General Definitions. Capitalized terms used in this 2011-A Servicing Supplement that are not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the 2011-A Exchange Note Supplement or, if not defined therein, in Appendix A to the Credit and Security Agreement. The “Other Definitional Provisions” set forth in Section 1.02 of the Servicing Agreement are incorporated by reference into this 2011-A Servicing Supplement.

ARTICLE II

SERVICING OF 2011-A DESIGNATED POOL

Section 2.01. Servicing of 2011-A Designated Pool. The parties hereto agree that the Servicer shall service, administer and make collections on the 2011-A Designated Pool in accordance with the terms and provisions of the Basic Servicing Agreement, as amended and supplemented by the terms and provisions of this 2011-A Servicing Supplement.

Section 2.02. Identification of 2011-A Lease Agreements and 2011-A Leased Vehicles; Securitization Value.

(a) On each Allocation Date, the Servicer shall identify and allocate as 2011-A Exchange Note Assets certain Lease Agreements and the Leased Vehicles relating to such Lease Agreements (each, an “Allocation”). The Servicer shall calculate the Securitization Value for each 2011-A Lease Agreement as of its Cutoff Date.

(b) An updated list of all 2011-A Lease Agreements and 2011-A Leased Vehicles comprising the 2011-A Exchange Note Assets will be attached as a schedule to a notice (each, an “Allocation Notice”) delivered by AmeriCredit, as Lender, to the Collateral Agent, the Administrative Agent, the Indenture Trustee and the Indenture Administrative Agents on each Allocation Date. The Servicer shall further update the Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles to reflect all allocations to or reallocations from the 2011-A Designated Pool of 2011-A Exchange Note Assets, all purchases of 2011A Lease Agreements by the Servicer pursuant to Section 2.05 and all disposals of 2011-A Lease Agreements in accordance with the Credit and Security Agreement and the 2011-A Exchange Note Supplement. On each Determination Date until the later of (i) the date on which the Notes are no longer Outstanding or (ii) the Commitment Termination Date, the Servicer shall deliver an updated Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles to the Indenture Administrative Agents and the Indenture Trustee.

Section 2.03. Accounts.

(a) The Indenture Trustee shall establish and maintain, at all times during the term of the Indenture, an Eligible Deposit Account in the name of and under the control of the Indenture Trustee for the benefit of the Noteholders (said account being called the “2011-A Exchange Note Collection Account” and being initially identified as “AmeriCredit 2011-A Exchange Note Collections Account” account no. 85402900). Deposits to and withdrawals from the 2011-A Exchange Note Collection Account shall be made as set forth in the 2011-A Servicing Agreement, the 2011-A Exchange Note Supplement and the Indenture.

(b) The Indenture Trustee shall establish and maintain, at all times during the term of the Indenture, an Eligible Deposit Account in the name of and under the control of the Indenture Trustee for the benefit of the Noteholders and the Hedge Counterparties (said account being called the “Indenture Collections Account” and being initially identified as “AmeriCredit 2011-A Indenture Collections Account” account no. 85402901). Deposits to and withdrawals from the 2011-A Indenture Collections Account shall be made as set forth in the 2011-A Exchange Note Supplement and the Indenture.

(c) The Indenture Trustee shall establish and maintain, at all times during the term of the Indenture, an Eligible Deposit Account in the name of and under the control of the Indenture Trustee for the benefit of the Noteholders (said account being called the “Note Payment Account” and being initially identified as “AmeriCredit 2011-A Note Payment Account” account no. 85402902). Deposits to and withdrawals from the Note Payment Account shall be made as set forth in the Indenture and the Note Purchase Agreement.

(d) The Indenture Trustee shall establish and maintain, at all times during the term of the Indenture, an Eligible Deposit Account in the name of and under the control of the Indenture Trustee for the benefit of the Noteholders and the Issuer Trust Certificateholder (said account being called the “Security Deposit Account” and being initially identified as “AmeriCredit 2011-A Security Deposit Account” account no. 85402903).

(e) All monies deposited from time to time in the Accounts pursuant to this 2011-A Servicing Supplement and the other Program Documents and the Accounts shall be held by the Indenture Trustee as part of the Indenture Collateral and shall be applied to the purposes herein and therein provided. If any Account shall cease to be an Eligible Deposit Account, the Indenture Trustee shall, as necessary, assist the Servicer in causing such Account to be moved to an institution at which it shall be an Eligible Deposit Account.

(f) The Indenture Trustee or other Person holding the Accounts shall be the “Securities Intermediary” with respect to the Accounts. If the Securities Intermediary in respect of the Accounts is not the Indenture Trustee, the Servicer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 2.03(f). The Securities Intermediary agrees that:

(i) Each of the Accounts is an account to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the UCC in effect in the State of New York will be credited;

(ii) All securities or other property underlying any Financial Assets credited to any Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to an Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer;

(iii) All property delivered to the Securities Intermediary pursuant to the 2011A Exchange Note Servicing Agreement and the Indenture will be promptly credited to the applicable Account;

(iv) Each item of property (whether investment property, security, instrument or cash) credited to an Account shall be treated as a Financial Asset;

(v) If at any time the Securities Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to an Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer or the Servicer;

(vi) Each Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the UCC) related thereto) shall be governed by the laws of the State of New York;

(vii) The Securities Intermediary has not entered into, and until termination of the Indenture, will not enter into, any agreement with any other Person relating to the Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of the Indenture will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.04; and

(viii) Except for the claims and interest of the Indenture Trustee and the Issuer in the Accounts, the Securities Intermediary knows of no claim to, or interest in, the Accounts or in any Financial Asset credited thereto. If any other Person asserts any Lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Indenture Administrative Agents and the Issuer thereof.

The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof, and shall be the only Person authorized to originate entitlement orders in respect of the Accounts.

Section 2.04. General Provisions Regarding Accounts.

(a) So long as no Event of Default shall have occurred and be continuing, all or a portion of the funds in the 2011-A Exchange Note Collection and the Indenture Collections Account shall be invested at the direction of the Servicer in Permitted Investments that mature no later than the next Payment Date in the Collection Period following the Collection Period during which the investment is made. All income or other gain from investments of monies deposited in the 2011A Exchange Note Collection Account and the Indenture Collections Account during a Collection Period shall be deposited into the 2011-A Exchange Note Collection Account or the Indenture Collections Account, as applicable, on the related Payment Date, and any loss resulting from such investments shall be charged to the 2011-A Exchange Note Collection Account or the Indenture Collections Account, as applicable. The Titling Trust will be the tax owner of the 2011-A Exchange Note Collection Account and all investment earnings on the 2011-A Exchange Note Collection Account will be taxable to the Titling Trust. The Issuer or, if there is a single Issuer Trust Certificateholder, such Issuer Trust Certificateholder will be the tax owner of the Indenture Collections Account and all investment earnings on the Indenture Collections Account will be taxable to the Issuer or such Issuer Trust Certificateholder, as the case may be.

The Indenture Trustee will not be directed to make any investment of any funds or to sell any Permitted Investment held in the 2011-A Exchange Note Collection Account and the Indenture Collections Account unless the security interest Granted and perfected in the 2011-A Exchange Note Collection Account and the Indenture Collections Account will continue to be perfected in such Permitted Investment or the proceeds of such sale, in either case without any further action by any Person. Except as directed by the Required Noteholders after the occurrence and during the continuance of an Event of Default, no such Permitted Investment shall be sold prior to maturity.

(b) If (i) the Servicer shall have failed to give investment directions for funds on deposit in the 2011-A Exchange Note Collection Account and the Indenture Collections Account to the Indenture Trustee by 12:00 noon, New York City time (or such other time as may be agreed by the Indenture Trustee), on any Business Day or (ii) an Event of Default shall have occurred and be continuing but the Notes shall not have been declared due and payable pursuant to Section 5.02 of the Indenture or (iii) if the Notes shall have been declared due and payable following an Event of Default but amounts collected or receivable from the Trust Estate are being applied as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the 2011-A Exchange Note Collection Account and the Indenture Collections Account in Permitted Investments of the type described in clause (i) of the definition thereof.

(c) Subject to Section 6.01(c) of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the 2011-A Exchange Note Collection Account and the Indenture Collections Account resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee as obligor as a result of the Indenture Trustee’s failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

Section 2.05. Reallocation and Repurchase of 2011-A Lease Agreements and 2011-A Leased Vehicles; Purchase of Matured Vehicles.

(a) In the event the Servicer (i) grants an extension with respect to any 2011-A Lease Agreement that is inconsistent with the Customary Servicing Practices or that extends the term of such 2011-A Lease Agreement past the then-current Final Payment Date or (ii) modifies any 2011-A Lease Agreement to change the related Contract Residual Value or Monthly Payment, the Servicer shall, on the Deposit Date related to the Collection Period in which such extension was granted or modification was made, as applicable, cause the reallocation of the affected 2011-A Lease Agreement and the related 2011-A Leased Vehicle to the Lending Facility Pool by depositing to the 2011-A Exchange Note Collection Account an amount equal to the Reallocation Payment with respect to such 2011A Lease Agreement and the related 2011-A Leased Vehicle.

(b) Upon discovery by the Trustee, the Servicer, the Owner Trustee, the Indenture Trustee, an Indenture Administrative Agent or the Depositor that any representation or warranty contained in an Officer’s Certificate delivered to the Depositor and the Indenture Trustee pursuant to Section 2.11 was incorrect in respect of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle as of the applicable Cutoff Date in a manner that materially adversely affects the interest of the Issuer or the Noteholders in such 2011-A Lease Agreement or such 2011-A Leased Vehicle, the entity discovering such incorrectness (if other than the Servicer) shall give prompt written notice to the Servicer. On or before the Payment Date following the Collection Period in which the Servicer discovers or is notified of such incorrectness, the Servicer shall cure in all material respects the circumstance or condition with respect to which the representation or warranty was incorrect as of the applicable Cutoff Date. If the Servicer does not cure such circumstance or condition by such Deposit Date, the Servicer shall cause the reallocation of the affected 2011-A Lease Agreement and the related 2011-A Leased Vehicle to the Lending Facility Pool by depositing to the 2011-A Exchange Note Collection Account on such Deposit Date an amount equal to the Reallocation Payment with respect to such 2011-A Lease Agreement and the related 2011-A Leased Vehicle.

(c) In the event that the Certificate of Title issued in respect of any 2011-A Leased Vehicle does not identify (1) the Titling Trust, by use of a Titling Trust Permissible Name, as owner of the related 2011-A Leased Vehicle and (2) the Collateral Agent, in a manner permitted by the Credit and Security Agreement, as a secured party with respect to the related 2011-A Leased Vehicle, by the 150th day after the date of origination of the related 2011-A Lease Agreement or such later date on which the Titling Trust acquired such 2011-A Lease Agreement, the Servicer shall on the Deposit Date related to the Collection Period during which such 150th day occurs, cause the reallocation of the affected 2011-A Lease Agreement and the related 2011-A Leased Vehicle to the Lending Facility Pool by depositing to the 2011-A Exchange Note Collection Account an amount equal to the Reallocation Payment with respect to such 2011-A Lease Agreement and 2011-A Leased Vehicle.

(d) Notwithstanding the provisions of Section 2.06(b) of the Basic Servicing Agreement, if the Servicer discovers a breach, or is provided with any notice of a breach pursuant to such section, regarding a Lease Agreement or Leased Vehicle that is a 2011-A Lease Agreement or 2011-A Leased Vehicle on the date that such breach is discovered or such notice is provided, the Servicer shall be obligated to take the actions described in such Section 2.06(b) by no later than the Payment Date following the Collection Period in which the related breach is discovered or the related notice is provided (rather than by the Payment Date following the Collection Period that ends at least 30 days after the Servicer discovers or is notified of such breach).

(e) The Servicer shall provide written notice to the Indenture Trustee and the Indenture Administrative Agents of each reallocation to the Lending Facility Pool of a 2011-A Lease Agreement and the related 2011-A Leased Vehicle pursuant to Section 2.05(a), (b) or (c) that was made during a Collection Period in the Servicer Report that is delivered for such Collection Period.

(f) The Servicer may purchase any 2011-A Leased Vehicle that becomes a Matured Vehicle pursuant to Section 2.06(f) of the Basic Servicing Agreement for a purchase price equal to the Contract Residual Value of the related 2011-A Lease Agreement.

(g) The obligation of the Servicer under this Section 2.05 shall survive any termination of the Servicer hereunder.

Section 2.06. 2011-A Designated Pool Collections.

(a) The Servicer shall, with respect to all 2011-A Designated Pool Collections, from time to time determine the amount of such 2011-A Designated Pool Collections and during each Collection Period shall deposit all such 2011-A Designated Pool Collections in the 2011-A Exchange Note Collection Account when required pursuant to clause (b).

(b) Notwithstanding Section 2.07(b) of the Basic Servicing Agreement, the Servicer shall remit, or shall cause its agent or any applicable Subservicer to remit, to the 2011-A Exchange Note Collection Account all 2011-A Designated Pool Collections by the close of business on the second (2nd) Business Day after receipt thereof or, in the case of 2011-A Designated Pool Collections received by the Servicer, such agent or such Subservicer for which the Servicer, such agent or such Subservicer, as applicable, does not have all Payment Information by the close of business on such second (2nd) Business Day, by the close of business on the day on which all such Payment Information is received. Pending deposit into the 2011-A Exchange Note Collection Account, 2011-A Designated Pool Collections may be employed by the Servicer at its own risk and for its own benefit and need not be segregated from its own funds.

(c) On each Exchange Note Increase Date, the Servicer shall remit to the 2011-A Exchange Note Collection Account all 2011-A Designated Pool Collections with respect to the 2011-A Lease Agreements being allocated to the 2011-A Designated Pool on such Exchange Note Increase Date that were received by the Servicer during the period commencing on but excluding the related Cutoff Date and ending on and including the second Business Day prior to such Exchange Note Increase Date.

(d) Notwithstanding Section 2.07(c) of the Basic Servicing Agreement, upon the termination of AmeriCredit as Servicer pursuant to Section 2.10(c), AmeriCredit shall remit all Security Deposits held by it in respect of the 2011-A Exchange Note Assets to the Security Deposit Account. Any such Security Deposits shall be applied by the Successor Servicer in accordance with Section 2.07(c) of the Basic Servicing Agreement.

Section 2.07. Servicing Compensation; Expenses.

(a) As compensation for the performance of its obligations under the 2011-A Servicing Agreement, on each Payment Date the Servicer shall be entitled to receive a fee for its performance during the immediately preceding Collection Period (the “Designated Pool Servicing Fee”) in accordance with Article V of the 2011-A Exchange Note Supplement in an amount equal to the product of (i) one-twelfth (1/12th) times (ii) the Servicing Fee Rate times (iii) the weighted average Aggregate Securitization Value during such Collection Period.

(b) The Servicer shall also be entitled to additional servicing compensation with respect to the 2011-A Exchange Note Assets in the form of Administrative Charges to the extent not required for the payment of insurance premiums, Taxes or similar charges or other charges required to be paid to Dealers or other third parties allocable to the 2011-A Lease Agreements.

Section 2.08. Third Party Claims. In addition to the requirements set forth in Section 2.14 of the Basic Servicing Agreement, upon learning of a Claim or Lien of whatever kind of a third party that would be likely to have a material adverse effect on the interests of the Depositor or the Issuer with respect to the 2011-A Exchange Note Assets, the Servicer shall immediately notify the Depositor, the Indenture Trustee and the Indenture Administrative Agents of any such Claim or Lien.

Section 2.09. Reporting by the Servicer; Delivery of Certain Documentation; Inspection.

(a) Not later than 11:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Depositor, the Indenture Trustee, the Titling Trust and the Indenture Administrative Agents a Servicer Report for the related Collection Period. Notwithstanding Section 3.02(a) of the Basic Servicing Agreement, the Servicer shall deliver such Servicer Reports on each Determination Date until the later of (i) the date on which the Notes are no longer Outstanding or (ii) the Commitment Termination Date.

(b) The Servicer shall cause the Independent Accountants to deliver to the Depositor, the Indenture Trustee, the Issuer Titling Trust and the Indenture Administrative Agents (i) on or before the one hundred and twentieth (120th) day following the 2011-A Closing Date and (ii) in each successive calendar year, beginning in 2012, by the anniversary of such date, with respect to the prior calendar year (or such other period in the case of the first such report), a report on the application of agreed upon procedures (such procedures to be substantially similar to those set forth in the letter attached as Exhibit B), which will include testing of and application of such procedures to the applicable Subservicer, if any.

(c) The Servicer shall cause the Independent Accountants to deliver to the Depositor, the Indenture Trustee, the Issuer Titling Trust and the Indenture Administrative Agents, on or before April 30 (or 120 days after the end of the Servicer’s fiscal year, if other than December 31) of each year, beginning on April 30, 2012, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the 2011-A Closing Date to the date of such certificate (which period shall not be less than six months)), a statement (the “Accountants’ Report”) addressed to the Board of Directors of the Servicer, to the effect that such firm has audited the books and records of GMF, in which the Servicer is included as a consolidated subsidiary, and issued its report thereon in connection with the audit report on the consolidated financial statements of GMF and that (1) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances and (2) the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

(d) In addition to the report with respect to the 2011-A Exchange Note which the Servicer is obligated to deliver pursuant to Section 3.01(c) of the Basic Servicing Agreement, the Servicer shall deliver to the Depositor, the Indenture Trustee, the Titling Trust and the Indenture Administrative Agents, on or before March 31 (or 90 days after the end of the Servicer’s fiscal year, if other than December 31) of each year, beginning March 31, 2012, an Officer’s Certificate, dated as of March 31 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period in the case of the first such report) as shall have elapsed from the Closing Date to the date of the first such Officer’s Certificate and of its performance under the 2011-A Servicing Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under the 2011-A Servicing Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(e) Within thirty (30) days of its receipt from Fiserv of Fiserv’s most recent SAS-70, or equivalent, report relating to substantially similar assets as the 2011-A Exchange Note Assets, the Servicer shall deliver a copy of such report to the Depositor, the Indenture Trustee, Owner Trust and the Indenture Administrative Agents. No more than once per calendar year, the Required Noteholders may request that the Servicer conduct an audit of Fiserv in accordance with the terms of the Fiserv Servicing Agreement and at the Servicer’s expense and the Servicer shall comply with such Required Noteholder’s reasonable requests regarding the substance and conduct of such audit and the identity of the party or parties conducting such audit (including requests that either or both Indenture Administrative Agents be appointed as the Servicer’s agent for the purposes of conducting such audit).

(f) The Servicer shall deliver copies of all reports, notices and certificates delivered by it pursuant to the 2011-A Servicing Agreement to the Depositor, the Indenture Trustee, the Titling Trust and the Indenture Administrative Agents on the date or dates due, including any notice of material failure given pursuant to Section 2.02(a) of the Basic Servicing Agreement and the Officer’s Certificate relating to the 2011-A Exchange Note delivered by it pursuant to Section 3.01(c) of the Basic Servicing Agreement.

(g) Once during each calendar year (commencing in 2011), at such times during normal business hours as are reasonably convenient to the Issuer or the Servicer, as the case may be, at the sole cost and expense of the Servicer and upon reasonable request of the Indenture Administrative Agents (on behalf of the Purchasers) and at least thirty (30) days prior written notice to the Issuer or the Servicer, as the case may be, the Issuer or the Servicer, as the case may be, shall permit a firm of nationally recognized independent certified public accountants (the “Audit Firm”) to conduct, on behalf of the Indenture Administrative Agents, the Agents and the Purchasers, audits or to visit and inspect any of the properties of the Issuer or the Servicer where Records are located, as the case may be, to examine the Records, internal controls and procedures maintained by the Issuer or the Servicer, as the case may be, and take copies and extracts therefrom, to discuss the Issuer’s or the Servicer’s, as the case may be, affairs with its officers and employees (which employees, except after the occurrence and during the continuation of a Servicer Default or an Event of Default, shall be designated by the Issuer or the Servicer, as the case may be) and to perform certain agreed upon procedures agreed upon by the Servicer and the Indenture Administrative Agents; provided, that if an Indenture Administrative

Agent requests additional audits, visits or inspections by any such Audit Firm other than as set forth above prior to the occurrence of an Event of Default, such additional audit, visit or inspection shall be at the expense of such Indenture Administrative Agent; provided, further that after the occurrence and during the continuation of an Event of Default, (x) the Audit Firm (acting at the direction of the Indenture Administrative Agents) shall be permitted to conduct an unlimited number of audits, visits or inspections during a calendar year pursuant to this Section, (y) the Indenture Administrative Agents shall only be required to provide five (5) days prior written notice to the Issuer or the Servicer of any audit, visit or inspection pursuant to this Section and (z) all audits, visits or inspections by the Audit Firm pursuant to this Section shall be at the sole cost and expense of the Servicer (other than as explicitly set forth in this Section). The Issuer or the Servicer, as the case may be, hereby authorizes such officers and employees to discuss with the Audit Firm the affairs of the Issuer or the Servicer, as the case may be. The Servicer shall reimburse the Indenture Administrative Agents for all reasonable fees, costs and expenses incurred by or on behalf of the Purchasers in connection with the foregoing actions by the Audit Firm promptly upon receipt of a written invoice therefor. Any audit provided for herein shall be conducted in accordance with Issuer’s or the Servicer’s, as the case may be, rules respecting safety and security on its premises and without materially disrupting operations. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting the disclosure of information regarding the Lessees, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

Section 2.10. Servicer Defaults; Termination of the Servicer.

(a) Each of the following acts or occurrences constitutes a “Servicer Default” under the 2011-A Servicing Agreement with respect to the 2011-A Exchange Note:

(i) any failure by the Servicer to deposit in the 2011-A Exchange Note Collection Account any required payment, any failure by the Servicer to make or cause the Titling Trust to make any required payments from the 2011-A Exchange Note Collection Account on account of the 2011-A Exchange Note or any failure of the Servicer to make any required payment under any other Program Document, which failure continues unremedied for a period of two (2) Business Days;

(ii) any failure by the Servicer duly to observe or to perform its obligations under Section 2.09(a), which failure shall continue unremedied for a period of two (2) Business Days;

(iii) any failure by the Servicer duly to observe or to perform any covenants or agreements of the Servicer set forth in the 2011-A Servicing Agreement or any other Program Document (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this Section specifically dealt with), which failure shall continue unremedied for a period of thirty (30) days after written notice of such failure is received by the Servicer from the Indenture Trustee or the Indenture Administrative Agents or after discovery of such failure by the Servicer;

(iv) any representation or warranty made or deemed made by the Servicer in the 2011-A Servicing Agreement or in any other Program Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith shall prove to have been incorrect in any manner that materially and adversely affects the interests of the 2011-A Secured Parties on or as of the date made or deemed made which failure, if capable of being cured, has not been cured for a period of thirty (30) days after written notice of such breach is received by the Servicer from the Indenture Trustee or an Indenture Administrative Agent or after discovery of such breach by the Servicer;

(v) an Insolvency Event occurs with respect to (A) the Servicer or (B) for so long as any 2011-A Exchange Note Assets are serviced or subserviced by Fiserv pursuant to the Fiserv Servicing Agreement, Fiserv; or

(vi) an Event of Default shall occur and be continuing.

(b) Promptly after having obtained knowledge of any Servicer Default, but in no event later than two (2) Business Days thereafter, the Servicer shall deliver to the Indenture Trustee and the Indenture Administrative Agents, written notice thereof in an Officer’s Certificate, accompanied in each case by a description of the nature of the default and the efforts of the Servicer to remedy the same.

(c) In addition to the provisions of Section 4.01(c) of the Basic Servicing Agreement, if a Servicer Default shall have occurred and be continuing with respect to the 2011-A Exchange Note, the Trustee on behalf of the Titling Trust shall, at the direction of the Indenture Trustee, acting at the written direction of the Required Noteholders, or, if there are no Notes Outstanding, the Titling Trust, acting at the direction of Issuer Trust Certificateholder, by notice given to the Servicer, terminate the rights and obligations of the Servicer under the 2011-A Servicing Agreement in accordance with such Section and, with the consent of the Required Noteholders, appoint a Successor Servicer to fulfill the obligations of the Servicer hereunder in respect of the 2011-A Lease Agreements and 2011-A Leased Vehicles. Any such Person shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. The Backup Servicer hereby agrees to be Successor Servicer if so appointed by the Indenture Trustee in accordance with the terms of this Section 2.10(c); provided, however, the Backup Servicer acting as Successor Servicer shall not be obligated (i) to pay out of its own funds any state or local personal property, use, excise or sales Taxes on the 2011-A Leased Vehicles (to the extent required to be paid by the Titling Trust under applicable State law) as and when such Taxes become due pursuant to Sections 2.01(a)(iii) and 2.04(c) of the Basic Servicing Agreement, (ii) to maintain the books and records of the Titling Trust or generate tax information on behalf of the Titling Trust pursuant to Sections 2.01(a)(viii) and (ix) and 2.07(e) of the Basic Servicing Agreement, (iii) to apply for or maintain the licenses or the filings described in Sections 2.01(a)(x) and 2.12(b) of the Basic Servicing Agreement, (iv) to prepare or file UCCs on behalf of the Titling Trust pursuant to Section 2.01(a)(xi) of the Basic Servicing Agreement, (v) to provide the indemnification set forth in Section 2.13(c) of the Basic Servicing Agreement or (vi) to make any payments to cause the reallocation of any 2011-A Lease Agreements or 2011-A Leased Vehicles to the Lending Facility Pool pursuant to Section 2.05. In the event the Servicer is removed as servicer of the 2011-A Exchange Note Assets, (i) the Servicer shall comply with

Section 2.06(d) with respect to Security Deposits, (ii) the Servicer shall deliver or cause to be delivered to or at the direction of the Successor Servicer all Lease Documents with respect to the 2011-A Lease Agreements and the 2011-A Leased Vehicles that are then in the possession of the Servicer and (iii) the Servicer shall deliver to the Successor Servicer all of its servicing records, whether maintained by the Servicer or by a subservicer, containing as of the close of business on the date of demand all of the data maintained by the Servicer or by a subservicer, in computer format in connection with servicing the 2011-A Exchange Note Assets.

(d) Notwithstanding the provisions of Section 4.01(e) of the Basic Servicing Agreement, with respect to any Servicer Default related to the 2011-A Exchange Note Assets, only the Indenture Trustee, acting at the written direction of the Required Noteholders, or, if there are no Notes Outstanding and the Purchase Termination Date has occurred, the Titling Trust, acting at the direction of the Issuer Trust Certificateholder, may waive any default of the Servicer in the performance of its obligations under the 2011-A Servicing Agreement and its consequences with respect to the 2011-A Exchange Note and, upon any such waiver, such default shall cease to exist and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of the 2011A Exchange Note Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

Section 2.11. Representations and Warranties. As a condition to the sale of the 2011-A Exchange Note to the Depositor pursuant to the Exchange Note Sale Agreement, on or prior to each Allocation Date, the Servicer shall deliver to the Depositor, the Indenture Trustee and the Indenture Administrative Agents an Officer’s Certificate, substantially in the form of Exhibit C, to the effect that (i) the representations and warranties contained in Sections 2.06(a) of the Basic Servicing Agreement were true and correct as to each 2011-A Lease Agreement and 2011-A Leased Vehicle as of the Cutoff Date with respect to such 2011-A Lease Agreement, (ii) the representations and warranties set forth in Section 5.01 of the Basic Servicing Agreement were true and correct as of the date of such certificate (except that references to “this Agreement” shall be deemed to refer to the 2011-A Servicing Agreement), (iii) each 2011-A Lease Agreement and 2011-A Leased Vehicle that is included in the 2011-A Borrowing Base on such date was an Eligible Collateral Asset on such date, and (iv) the following additional representations are true and correct as of the date of such Officer’s Certificate:

(a) Accuracy of Information. All information heretofore furnished by the Servicer or any of its Affiliates to the Indenture Trustee, the Owner Trustee, the Indenture Administrative Agents, any Agent or any of the Noteholders for purposes of or in connection with the 2011-A Servicing Agreement or any of the other Program Documents or any transaction contemplated hereby or thereby is, and all information hereafter furnished by the Servicer or any of its Affiliates to the Indenture Trustee, the Owner Trustee, the Indenture Administrative Agents, any Agent or any of the Noteholders will be, (i) true and accurate in every material respect on the date such information is stated or certified and (ii) does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein misleading, in the case of each of (i) and (ii) when taken together with all other information provided on or prior to such date;

(b) No Servicer Default. No Servicer Default or event which with the giving of notice or lapse of time, or both, would become a Servicer Default has occurred and is continuing; and

(c) Compliance with Customary Servicing Practices. In the case of the Servicer, in servicing each such Lease Agreement, the Servicer has complied with the Customary Servicing Practices and has not made any changes to the Customary Servicing Practices other than in accordance with Section 2.17.

Section 2.12. Custody of Lease Documents. Pursuant to Section 2.03 of the Basic Servicing Agreement, the Servicer will act as initial custodian of the Lease Documents relating to the 2011-A Designated Pool, as agent and bailee for the benefit of the Issuer and the Indenture Trustee. All Lease Documents relating to the 2011-A Designated Pool shall be identified and maintained in such a manner so as to permit retrieval and access. If a Successor Servicer has been appointed hereunder, the Servicer shall promptly deliver all such Lease Documents to the Successor Servicer. If the Servicer is terminated under the 2011-A Servicing Agreement upon the occurrence of a Servicer Default, the costs associated with transferring all such Lease Documents shall be paid by the Servicer.

Section 2.13. Maintenance of the Hedge Agreement. Until the date on which all Obligations are paid in full, the Servicer shall cause the Issuer to maintain in effect the Hedge Agreements required to be maintained by the Issuer in accordance with Section 3.24 of the Indenture.

Section 2.14. Appointment of Subservicers; Duties of Backup Servicer; Liability of Backup Servicer and Successor Servicer.

(a) Until the date on which all Obligations are paid in full, the Servicer shall not, without the prior written consent of the Required Noteholders, (i) appoint any Subservicer other than Fiserv with respect to the 2011-A Designated Pool, (ii) terminate the Fiserv Servicing Agreement with respect to the 2011-A Designated Pool or (iii) make any amendments to the Fiserv Servicing Agreement that would materially affect Fiserv’s obligations with respect to the 2011-A Designated Pool. The Servicer shall enforce the Fiserv Servicing Agreement

(b) On or before the twentieth (20th) calendar day, of each month, the Servicer will deliver to the Indenture Trustee, the Backup Servicer and the Indenture Administrative Agents an electronic file in a format acceptable to the Indenture Trustee, the Backup Servicer and the Indenture Administrative Agents containing the information with respect to the 2011-A Exchange Note Assets as of the end of the prior calendar month as is necessary for preparation of the Servicer Report for the related Collection Period and necessary to review the application of collections as provided in Section 8.03 of the Indenture. The Backup Servicer shall use such electronic file to: (i) confirm that the Servicer Report is complete, (ii) confirm that such tape, diskette or other electronic transmission is in readable form, (iii) calculate the Aggregate Securitization Value and confirm that such Aggregate Securitization Value matches the Aggregate Securitization Value set forth in the Servicer Report and (iv) calculate and confirm (A) the aggregate amount distributable as principal on the 2011-A Exchange Note on the related Payment Date, (B) the Borrowing Base, (C) the Lease Portfolio Net Credit Loss Ratio, (D) the Lease Portfolio Net Residual Loss Ratio and (E) the Lease Portfolio Delinquency Percentage.

The Backup Servicer shall certify to the Indenture Trustee, the Servicer and the Indenture Administrative Agents that it has verified the Servicer Report in accordance with this Section and shall notify such Persons of any discrepancies, in each case, on or before the thirtieth (30th) calendar day of each month. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the next succeeding Payment Date, but in the absence of a reconciliation, the Servicer Report shall control for the purpose of calculations and distributions with respect to the next succeeding Payment Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer Report by the next succeeding Payment Date, the Servicer shall cause the Independent Accountants, at the Servicer’s expense, to audit the Servicer Report and, prior to the next Payment Date, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer Report for such next succeeding Collection Period.

(c) Other than the duties specifically set forth in this Supplement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Back-up Servicer hereunder or on which the Back-up Servicer must rely in order to perform its obligations hereunder, and all other Persons will look only to the Servicer to perform such obligations. Neither the Back-up Servicer nor any Successor Servicer will have any responsibility and will not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Supplement if such failure or delay results from such Back-up Servicer or Successor Servicer acting in accordance with information prepared or supplied by any Person other than the Back-up Servicer or Successor Servicer, respectively, or the failure of any such other Person to prepare or provide such information. Neither the Back-up Servicer nor any Successor Servicer will have any responsibility for , and will not be in default and will incur no liability for, (i) any act or failure to act of any third party, including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by such Back-up Servicer or Successor Servicer from any third party, (iii) the invalidity or unenforceability of any 2011-A Lease Agreement under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any 2011-A Lease Agreement or 2011-A Leased Vehicle, or (v) the acts or omissions of any successor Back-up Servicer (with respect to the Back-up Servicer) or of any successor to it as Successor Servicer (with respect to the Successor Servicer).

Section 2.15. Merger or Consolidation of, or Assumption of Obligations of the Servicer. Notwithstanding the provisions of Section 5.03 of the Basic Servicing Agreement, the Servicer shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets as an entirety to any Person unless (a) such Person is owned, directly or indirectly, by GMF or an Affiliate of or successor to GMF and the debt ratings of GMF, such Affiliate or such successor is not lower than those of GMF before giving effect to such transaction, (b) immediately after giving effect to such transaction, no Servicer Default shall have occurred and be continuing and (c) the Servicer shall have delivered to the Indenture Trustee, the Owner Trustee and the Indenture Administrative Agents an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and any related agreement of assumption comply with Section 5.03 of the Basic Servicing Agreement and this Section 2.15 and that all conditions precedent provided for in the 2011-A Servicing Agreement relating to such transaction have been complied with.

Section 2.16. Like Kind Exchange Program; Pull Ahead Program.

(a) The Servicer hereby agrees that, notwithstanding the provisions of the Basic Servicing Agreement, (i) the 2011-A Leased Vehicles shall not be disposed of in Like Kind Exchanges unless and until the Required Noteholders have provided their written consent to the implementation of a Like Kind Exchange Program with respect to such 2011-A Leased Vehicles (which consent may not be unreasonably withheld) and (ii) if any such Like Kind Exchange Program is implemented with respect to the 2011-A Leased Vehicles pursuant to clause (i) but a Servicer Default hereunder subsequently occurs, then the 2011-A Leased Vehicles shall no longer be permitted to be disposed of in Like Kind Exchanges.

(b) The Servicer hereby agrees that, notwithstanding the provisions of the Basic Servicing Agreement, no Lessee under a 2011-A Lease Agreement will be permitted to participate in any Pull Ahead Program unless it has paid all amounts due and payable under the related 2011-A Lease Agreement (other than (i) Excess Mileage/Wear and Tear Fees, which shall be charged to such Lessee to the extent applicable in accordance with the terms of such 2011-A Lease Agreement and the Customary Servicing Practices, and (ii) Monthly Payments that are waived in connection with such Lessee’s participation in the Pull Ahead Program and in connection with which a Pull Ahead Payment is received by the Titling Trust or by the Servicer on its behalf) on or before the date that such 2011-A Lease Agreement would terminate pursuant to the Pull Ahead Program.

Section 2.17. Customary Servicing Practices. A copy of the Customary Servicing Practices as of the date of this Supplement is attached hereto as Exhibit D. The Servicer will not modify such Customary Servicing Practices in a manner that would be materially adverse to the 2011-A Exchange Noteholder or the Noteholders without the prior written consent of the Required Noteholders.

Section 2.18. ALG Residual Values. The Servicer shall determine the ALG Residual Values with respect to each 2011-A Lease Agreement in accordance with this Section 2.18. In connection with the initial allocation of a Lease Agreement to the 2011-A Designated Pool pursuant to Section 2.02, the Servicer shall determine the ALG Residual Value with respect to such Lease Agreement as of a date that is no more than sixty (60) days prior to the Cutoff Date with respect to such Lease Agreement using the most recent Automotive Lease Guide then available. The Servicer shall periodically redetermine the ALG Residual Value with respect to the 2011-A Lease Agreements on each Determination Date that follows (i) the most recent March 31, as of such March 31, (ii) the most recent June 30, as of such June 30, (iii) the most recent September 30, as of such September 30, (iv) the most recent December 31, as of such December 31 and (v) the last day of the calendar month in which the most recent Reallocation Date occurred (if as a result of such Reallocation the Exchange Note Balance of the 2011-A Exchange Note was reduced by more than 20% of the Exchange Note Balance immediately prior to such Reallocation), as of the last day of such calendar month in which such Reallocation Date occurred.

Section 2.19. Resignation of the Servicer. Notwithstanding Section 5.04 of the Basic Servicing Agreement, the Servicer shall not resign as Servicer under the 2011-A Servicing Agreement except if it is prohibited by law from performing its obligations in respect of the 2011-A Exchange Note Assets under the Basic Servicing Agreement or hereunder and delivers to the Trustee, the Indenture Trustee and the Indenture Administrative Agents an Opinion of Counsel to such effect concurrently with the delivery of any notice of resignation pursuant to Section 5.04 of the Basic Servicing Agreement.

Section 2.20. Titling Trust Permissible Names. The Servicer shall cause each Certificate of Title relating to a 2011-A Leased Vehicle to identify the owner of such 2011-A Leased Vehicle as the Titling Trust, utilizing a Titling Trust Permissible Name. The Servicer shall provide written notice to the Indenture Trustee of any names that became Titling Trust Permissible Names after the 2011-A Closing Date.

Section 2.21. Separate Existence. The Servicer shall take all reasonable steps to maintain the Titling Trust’s, the Settlor’s, the Depositor’s and the Issuer’s identities as separate legal entities, and shall make it manifest to third parties that each of the Titling Trust, the Settlor, the Depositor and the Issuer is an entity with assets and liabilities distinct from those of the Servicer and not a division of the Servicer. All transactions and dealings between the Servicer, on the one hand, and the Settlor, the Titling Trust, the Depositor and the Issuer, on the other hand, will be conducted on an arm’s-length basis. The Servicer shall take all other actions necessary on its part to ensure that the Depositor complies with Section 2.05(e) of the Exchange Note Certificate Transfer Agreement and, to the extent within its control, take all action necessary to ensure that the Issuer complies with Section 3.17 of the Indenture. The Servicer shall take all action necessary to ensure that the Titling Trust shall not take any of the following actions:

(i) engage in any business other than that contemplated by the Titling Trust Agreement or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly or indirectly related to the transactions contemplated by the Titling Trust Documents; and

(ii) issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any obligations, liabilities or responsibilities other than as set forth in the Titling Trust Documents.

ARTICLE III

MISCELLANEOUS

Section 3.01. Termination of 2011-A Servicing Supplement. This 2011-A Servicing Supplement (and, accordingly, the Basic Servicing Agreement insofar as it relates to the 2011-A Exchange Note) will be terminated in the event that the Basic Servicing Agreement is terminated in accordance therewith and may also be terminated at the option of the Servicer or the Titling Trust at any time following the payment in full of the 2011-A Exchange Note.

Section 3.02. Amendment.

(a) This 2011-A Servicing Supplement (and, accordingly, the Basic Servicing Agreement, insofar as it relates to the 2011-A Exchange Note) may be amended by the parties hereto with the consent of the Required Noteholders; provided, that to the extent that any such amendment materially affects any Other Exchange Note, such amendment shall require the consent of the Certificateholders thereof affected thereby.

(b) The parties hereto acknowledge and agree that the right of the Indenture Trustee to consent to any amendment of this 2011-A Servicing Supplement is subject to the terms and provisions of Section 3.07(g) of the Indenture and that any consent provided by the Indenture Trustee in violation of such terms and provisions shall be of no force or effect hereunder.

Section 3.03. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 3.04. Relationship of 2011-A Servicing Supplement to Other Trust Documents. Unless the context otherwise requires, this 2011-A Servicing Supplement and the other Trust Documents shall be interpreted so as to give full effect to all provisions hereof and thereof. In the event of any actual conflict between the provisions of this 2011-A Servicing Supplement and the Basic Servicing Agreement, with respect to the servicing of any 2011-A Exchange Note Assets, the provisions of this 2011-A Servicing Supplement shall prevail. This 2011-A Servicing Supplement shall supplement the Basic Servicing Agreement as it relates to the 2011-A Exchange Note and the 2011-A Designated Pool and not to any other Exchange Note or Designated Pool or the Lending Facility Pool.

Section 3.05. Amendments to Titling Trust Agreement. APGO, as Settlor of the Titling Trust, hereby covenants that for so long as the Notes are Outstanding it will not amend the Titling Trust Agreement unless it has received (i) an Opinion of Counsel that the related amendments do not materially and adversely affect the interests of the 2011-A Exchange Noteholders or the Noteholders or (ii) the written consent of the Required Noteholders to enter into such amendment, which consent shall not be unreasonably withheld.

Section 3.06. Notices. For purposes of the 2011-A Servicing Agreement, all demands, notices, directions, requests and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or facsimile transmission, and addressed in each case as follows: (i) if to the Servicer, AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas, 76102, Attention: Chief Financial Officer, (ii) if to the Backup Servicer or the Indenture Trustee, Wells Fargo Bank, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, and (iii) if to the Indenture Administrative Agents, to Deutsche Bank AG, New York Branch at 60 Wall Street, 19th Floor, New York, New York 10005, Attention: Structured Finance, and to JPMorgan Chase Bank, N.A. at 10 S. Dearborn Street, Chase Tower, 13th Floor, Chicago, Illinois 60603, Attention: Asset-Backed Conduit Group. Notices to the other parties to this 2011-A Servicing Supplement shall be delivered as provided in Section 6.05 of the Basic Servicing Agreement.

Section 3.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this 2011-A Servicing Supplement or the 2011-A Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this 2011-A Servicing Supplement or the 2011-A Servicing Agreement, as applicable, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this 2011-A Servicing Supplement or the 2011-A Servicing Agreement.

Section 3.08. Binding Effect. The provisions of this 2011-A Servicing Supplement and the 2011-A Servicing Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

Section 3.09. Table of Contents and Headings. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 3.10. Counterparts. This 2011-A Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Section 3.11. Further Assurances. Each party shall take such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this 2011-A Servicing Supplement and the 2011-A Servicing Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

Section 3.12. Third-Party Beneficiaries. The Hedge Counterparties, the Issuer, the Depositor, the Indenture Administrative Agents and each Noteholder shall be third-party beneficiaries of the 2011-A Servicing Agreement. Except as otherwise provided in the 2011-A Servicing Agreement, no other Person shall have any rights hereunder.

Section 3.13. No Petition. Each of the parties hereto, in addition to the provisions of Section 6.13 of the Basic Servicing Agreement, covenants and agrees that prior to the date that is one year and one day after the date on which all Notes have been paid in full, it will not institute against, or join any other person in instituting against the Titling Trust or the Settlor, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any Insolvency Law.

Section 3.14. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this 2011-A Servicing Supplement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of the Titling Trust and the Settlor, in the exercise of the powers and authority conferred and vested in it under the Titling Trust Agreement and Settlor Trust Agreement, as applicable, (b) each of the representations, undertakings and agreements herein made on the part of the Titling Trust and the Settlor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the

Titling Trust and the Settlor, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Titling Trust and the Settlor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Titling Trust and the Settlor under this 2011-A Servicing Supplement or the other related documents.

IN WITNESS WHEREOF, the parties hereto have caused this 2011-A Servicing Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

ACAR LEASING LTD.,

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jessica L. Williams
	Name:	Jessica L. Williams
	Title:	Authorized Signer

AMERICREDIT FINANCIAL SERVICES, INC., as Servicer

By:	/s/Susan B. Sheffield
	Name:	Susan B. Sheffield
	Title:	Executive Vice President, Structured Finance

APGO TRUST, as Settlor

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By	:/s/ Jessica L. Williams
	Name:	Jessica L. Williams
	Title:	Authorized Signer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Backup Servicer

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

[Signature Page to the 2011-A Servicing Supplement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee and as Collateral Agent

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

[Signature Page to the 2011-A Servicing Supplement]